UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

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ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey	07059
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Anadigics, Inc. (the “Company”) selected Ernst & Young LLP (“E&Y”) to replace J.H. Cohn LLP (“J.H. Cohn”) as the Company’s independent registered public accounting firm effective June 4, 2007, resulting from the Company’s requirement for an international independent accounting firm in light of the Company’s growth and expansion internationally, including the Company’s recent project for construction of a wafer manufacturing facility in Kunshan, China.  J.H. Cohn was informed of the decision on June 4, 2007.

The audit reports of J.H. Cohn on the consolidated financial statements of the Company as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report included an explanatory paragraph regarding the Company’s adoption of Statement of Financial Accounting Standards No. 123 (R) in 2006.

During the years ended December 31, 2006 and 2005, and in the subsequent interim period through June 4, 2007, there were:  (i) no disagreements, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, between the Company and J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of J.H. Cohn, would have caused J.H. Cohn to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no reportable events, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

The Company has provided J.H. Cohn with a copy of the disclosures contained herein and requested that J.H. Cohn furnish a letter addressed to the Securities and Exchange Commission stating whether or not J.H. Cohn agrees with the statements contained herein.  J.H. Cohn has provided such letter, a copy of which is attached as Exhibit 16.1 hereto.

During the years ended December 31, 2006 and 2005 and in the subsequent interim period through June 4, 2007, the Company did not consult with E&Y regarding either:  (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report nor oral advice provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.            Description

16.1                         Letter from J.H. Cohn LLP dated June 5, 2007 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           June 7, 2007

ANADIGICS, Inc.

By: /s/ Thomas C. Shields
Name: Thomas C. Shields
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from J.H. Cohn LLP dated June 5, 2007
to the Securities and Exchange Commission